UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Devon Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

THREE MEMORIAL CITY PLAZA
840 GESSNER ROAD, SUITE 1400
HOUSTON, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

333 W. SHERIDAN AVE.

Oklahoma CITY, Oklahoma 73102-5015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced on February 2, 2026, Devon Energy Corporation, a Delaware corporation (the “Company” or “Devon”), Cubs Merger Sub, Inc., a Delaware corporation and a then direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Coterra Energy Inc., a Delaware corporation (“Coterra”), entered into an Agreement and Plan of Merger, dated as of February 1, 2026 (the “Merger Agreement”), which provided for, among other things, the merger of Merger Sub with and into Coterra, with Coterra surviving as a direct, wholly-owned subsidiary of the Company (the “Merger”). On May 7, 2026, following approval by the stockholders of both Devon and Coterra at special meetings held on May 4, 2026, the Merger and the other transactions contemplated by the Merger Agreement were consummated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Pursuant to the Merger, each share of Coterra common stock, par value $0.10 per share (the “Coterra Common Stock”), issued and outstanding (other than the Excluded Shares (as defined in the Merger Agreement)), was automatically converted into the right to receive 0.70 shares of common stock (the “Exchange Ratio”), par value $0.10 per share, of the Company (the “Company Common Stock”). No fractional shares of Company Common Stock were issued in the Merger, and holders of shares of Coterra Common Stock will, instead, receive cash in lieu of fractional shares of Company Common Stock, if any, as provided in the Merger Agreement. The issuance of shares of Company Common Stock pursuant to the terms of the Merger Agreement, and other shares of Company Common Stock reserved for issuance in connection with the Merger and the other transactions contemplated thereby, were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4, as amended (File No. 333-294222) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on March 26, 2026. The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

In addition, at the effective time of the Merger (the “Effective Time”), outstanding Coterra equity awards were treated as follows:

•

Each Coterra restricted stock unit (whether subject to time-based or performance-based vesting conditions) granted pursuant to any Coterra stock plan that was outstanding and vested as of immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the Merger (the “Vested RSUs” and “Vested PSUs,” as applicable) was converted into a number of shares of Company Common Stock equal to the product obtained by multiplying (i) the number of shares of Coterra Common Stock subject to the Vested RSU or Vested PSU (as applicable) immediately prior to the Effective Time (with performance levels deemed achieved at the greater of target and actual levels of performance achieved prior to the Effective Time as determined by the compensation committee of Coterra’s board of directors in consultation with the Company) by (ii) the Exchange Ratio, plus an additional amount in cash equal to any accrued but unpaid cash-based dividend equivalents; provided that, any Vested PSUs earned over target levels of performance were not converted into shares of Company Common Stock and were instead paid in cash based on the closing price per share of Coterra Common Stock on May 6, 2026, the business day immediately prior to the closing as quoted on the New York Stock Exchange (the “Coterra Stock Price”).

•

Each Coterra restricted stock unit (whether subject to time-based or performance-based vesting conditions) granted pursuant to any Coterra stock plan that was outstanding immediately prior to the Effective Time (other than the Vested RSUs and Vested PSUs) was converted into a number of restricted stock units with respect to shares of Company Common Stock equal to the product obtained by multiplying (i) the number of shares of Coterra Common Stock subject to the applicable Coterra award immediately prior to the Effective Time (with performance levels deemed achieved at the greater of target and actual levels of performance achieved prior to the Effective Time as determined by the compensation committee of Coterra’s board of directors in consultation with the Company) by (ii) the Exchange Ratio, subject to the same terms and conditions as were applicable to the original Coterra award (excluding any continued performance-based vesting conditions).

•

Each Coterra stock option granted pursuant to any Coterra stock plan that was outstanding immediately prior to the Effective Time (the “Stock Options”) was cancelled and converted into the right to receive from the Company an amount in cash, without interest, equal to the product of (i) the total number of shares of Coterra Common Stock subject to such Stock Option and (ii) the excess, if any, of the Coterra Stock Price over the exercise price per share of Coterra Common Stock of such Stock Option.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on February 2, 2026, and the terms of which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective upon the consummation of the Merger, in accordance with the Merger Agreement and as approved by the Devon board of directors (the “Devon Board”), the Devon Board consists of the following 11 members: (i) Clay M. Gaspar, Ann G. Fox, Kelt Kindick, Karl F. Kurz, Brent Smolik and Valerie M. Williams (each, a “Legacy Devon Director” and collectively, the “Legacy Devon Directors”) and (ii) Thomas E. Jorden, Amanda M. Brock, Jacinto J. Hernandez, Jeffrey E. Shellebarger and Marcus A. Watts (each, a “Legacy Coterra Director” and collectively, the “Legacy Coterra Directors”). Effective upon the consummation of the Merger, Mr. Jorden was appointed as non-executive Chair of the Devon Board and Mr. Smolik was appointed as the Lead Independent Director of the Devon Board. Following the consummation of the Merger, the Devon Board made the following committee appointments: Ms. Brock was appointed as Chair of the Compensation Committee and as a member of the Safety, Operations and Resource Committee (“SOAR Committee”); Mr. Hernandez was appointed as a member of the Audit Committee and the Governance, Environmental and Public Policy Committee (“GEPP Committee”); Mr. Shellebarger was appointed as Chair of the SOAR Committee and as a member of the Audit Committee; and Mr. Watts was appointed as a member of the Compensation Committee and the GEPP Committee. Each of the Legacy Coterra Directors will receive the standard annual benefits paid to each non-management director of the Company, which were disclosed in Amendment No. 1 to the Company’s Annual Report on Form 10-K, filed with the SEC on April 21, 2026. In addition to the standard annual benefits paid to each non-management director of the Company, (i) Mr. Jorden will be entitled to receive an annual cash retainer and an additional equity award, each in the amount of $87,500, for his service as non-executive Chair, and (ii) Mr. Smolik will be entitled to receive an annual cash retainer in the amount of $25,000 for his service as Lead Independent Director. Annual equity awards for non-management directors are typically made following Devon’s annual meeting of stockholders.

Departure of Directors

Effective upon and in connection with the consummation of the Merger, each of the following directors of the Devon Board tendered their resignations to the Company: John E. Bethancourt, Barbara M. Baumann, Gennifer F. Kelly, Michael N. Mears and Robert A. Mosbacher, Jr.

Appointment of Certain Officers

Effective upon the consummation of the Merger, the Devon Board made certain officer appointments, including, among others: (i) the appointment of Shannon E. Young III as Executive Vice President and Chief Financial Officer of the Company to succeed Jeffrey L. Ritenour as principal financial officer of the Company and (ii) the appointment of Gregory F. Conaway as Vice President and Chief Accounting Officer of the Company to succeed John Sherrer as principal accounting officer of the Company. Jeffrey L. Ritenour will continue with the Company as Executive Vice President and Chief Corporate Development Officer and John Sherrer will continue with the Company as Vice President, Accounting and Controller.

Biographical and other information regarding Messrs. Young and Conaway required by Item 5.02(c) of Form 8-K is set forth below:

Shannon E. Young III, age 54, was appointed Executive Vice President and Chief Financial Officer effective upon the consummation of the Merger. Mr. Young is responsible for the Company’s accounting, corporate planning and finance, treasury, internal audit, investor relations and tax functions. Mr. Young most recently served as Executive Vice President and Chief Financial Officer of Coterra since July 2023. From 2019 to 2023, Mr. Young served as Executive Vice President and Chief Financial Officer of Talos Energy Inc. Prior to joining Talos Energy Inc., Mr. Young served in similar positions for Sheridan Production Company, LLC, Cobalt International Energy, Inc. and Talos Energy LLC. Mr. Young served as a Managing Director for the Global Energy Group at Goldman, Sachs & Co. from 2010 to 2014 and was an investment banker at Morgan Stanley from 1998 to 2010.

Gregory F. Conaway, age 50, was appointed Vice President and Chief Accounting Officer effective upon the consummation of the Merger. Mr. Conaway most recently served as Vice President and Chief Accounting Officer of Coterra since September 2025 after joining Coterra in August 2025 as Vice President - Accounting. Prior to joining Coterra in 2025, Mr. Conaway was the Chief Accounting Officer of Acuren Corporation, a global inspection, certification, and compliance engineering services firm, from November 2024 to April 2025, and as Vice President and Chief Accounting Officer of Callon Petroleum Operating Co., an independent oil and natural gas company, from January 2020 to March 2024. Mr. Conaway is a Certified Public Accountant in the state of Texas.

Departure of Officers

Effective upon and in connection with the consummation of the Merger, (i) Dennis C. Cameron will cease to serve as Executive Vice President and General Counsel of the Company and (ii) Tana K. Cashion will cease to serve as Executive Vice President, Human Resources and Administration of the Company. Each of Mr. Cameron and Ms. Cashion are eligible to receive severance benefits consistent with previously disclosed compensation arrangements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2026, the Company filed an amendment to the Company’s restated certificate of incorporation (the “Authorized Share Charter Amendment”), effective as of such date, increasing the number of authorized shares of Company Common Stock from 1,000,000,000 to 2,000,000,000. As previously announced, the amendment was approved by the Company’s stockholders at the Company’s special meeting of stockholders held on May 4, 2026. The foregoing description is qualified in its entirety by reference to the full text of the Authorized Share Charter Amendment, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On May 7, 2026, Devon and Coterra issued a joint press release announcing the completion of the previously announced Merger. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements and Management’s Report on Internal Control over Financial Reporting

The audited consolidated balance sheets of Coterra as of December 31, 2025 and 2024 and the related audited consolidated statements of operations, of comprehensive income, of stockholders’ equity and of cash flows of Coterra for each of the three years ended December 31, 2025, and the related notes thereto and Management’s Report on Internal Control over Financial Reporting as of December 31, 2025, previously filed as Item 8 and Item 9A, respectively, of Coterra’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026, are incorporated by reference as Exhibit 99.2 hereto and into this Item 9.01(a).

(b)	Pro Forma Financial Information

The unaudited pro forma combined statement of operations for the year ended December 31, 2025 is presented as if the Merger had been completed on January 1, 2025. The unaudited pro forma combined balance sheet is presented as if the Merger had been completed on December 31, 2025. The unaudited pro forma financial statements, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K were previously filed in the Registration Statement on Form S-4/A filed by the Company with the SEC on March 24, 2026 under the caption “Unaudited Pro Forma Combined Financial Statements,” and are incorporated by reference as Exhibit 99.3 hereto and into this Item 9.01(b).

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 1, 2026, by and among Devon Energy Corporation, Cubs Merger Sub, Inc., and Coterra Energy Inc. (incorporated by reference to Exhibit 2.1 to Devon Energy Corporation’s Current Report on Form 8-K, filed with the SEC on February 2, 2026).

3.1	Certificate of Amendment to Devon Energy Corporation’s Restated Certificate of Incorporation, dated May 7, 2026 (incorporated by reference to Exhibit 3.2 to Devon Energy Corporation’s Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed with the SEC on May 7, 2026).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release dated May 7, 2026, announcing completion of merger of equals.

99.2	Audited Financial Statements of Coterra Energy Inc. as of and for the years ended December 31, 2025, 2024 and 2023, and the related notes thereto and Management’s Report on Internal Control over Financial Reporting as of December 31, 2025 (incorporated by reference from Item 8 and Item 9A, respectively, of Coterra Energy Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026).

99.3	Unaudited Pro Forma Combined Financial Statements (incorporated by reference to Devon Energy Corporation’s Registration Statement on Form S-4/A, filed with the SEC on March 24, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Date: May 7, 2026	/s/ Shannon E. Young III
Shannon E. Young III
Executive Vice President and Chief Financial Officer